UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)	April 14, 2011

HOLLYWOOD MEDIA CORP.
(Exact Name of Registrant as Specified in Its Charter)

Florida	1-14332	65-0385686
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2255 Glades Road, Suite 221A,
Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(561) 998-8000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02             Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02 of Form 8-K.

On April 14, 2011, Hollywood Media Corp. issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2010, which is furnished herewith as Exhibit 99.1 hereto.

The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SECTION 9 - Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)          Shell Company Transactions.

Not applicable.

(d)          Exhibits.

The following exhibit is filed in connection with the disclosure pursuant to Item 2.02 of this Form 8-K:

99.1	Press Release of Hollywood Media Corp. dated April 14, 2011 (“Hollywood Media Corp. Reports 2010 Fourth Quarter and Year End Results”).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Media Corp.
Date: April 14, 2011
/s/ Mitchell Rubenstein
Name: Mitchell Rubenstein
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Hollywood Media Corp. dated April 14, 2011 (“Hollywood Media Corp. Reports 2010 Fourth Quarter and Year End Results”).